UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8‑K

CURRENT REPORT Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  October 3, 2019

Centric Brands Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-18926	11-2928178
(Commission File Number)	(IRS Employer Identification No.)

350 5th Avenue, 6th Floor, New York, New York	10118
(Address of Principal Executive Offices)	(Zip Code)

(646) 582-6000

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ◻

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.10 per share	CTRC	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Item 1.01Entry into a Material Definitive Agreement.

On October 3, 2019, Centric Brands Inc. (the “Company”) entered into an amendment (the “Amendment”) to the letter agreement dated October 29, 2018 by and between the Company and the investors party thereto (the “Letter Agreement”). Pursuant to the Amendment, Company agreed to reserve 1,776,500 shares (the “MIP Shares”) of common stock of the Company, par value $0.10 per share (the “Common Stock”) under the Company’s 2016 Stock Incentive Compensation Plan, as amended (the “Plan”), which will be allocated by a Special Committee of the Board in accordance with the Stockholder Agreement, dated October 29, 2018, by and between the Company and the stockholders party thereto (the “Stockholders Agreement”). If the MIP Shares are not awarded by October 29, 2019, or any awards of the MIP Shares are forfeited, cancelled, terminated or expired at any time, the equivalent amount of shares of Common Stock shall be delivered to the investors party to the Letter Agreement.

The foregoing description of the Amendment and the Letter Agreement do not purport to be complete and is qualified in its entirety by reference to the complete text of such agreements, which are attached hereto as Exhibits 10.1 and 10.2 and incorporated herein by reference.

Item 9.01Financial Statements and Exhibits.

(d)  Exhibits.

10.1

Letter Agreement dated October 29, 2018 by and among Differential Brands Group Inc., GSO Capital Opportunities Fund III LP, GSO CSF III Holdco LP, GSO Aiguille des Grand Montets Fund II LP, GSO Credit Alpha II Trading (Cayman) LP, GSO Harrington Credit Alpha Fund (Cayman) L.P., BTO Legend Holdings L.P. and Blackstone Family Tactical Opportunities Investment Partnership III (Cayman) – NQ – ESC L.P.

10.2

Letter Agreement Amendment, dated October 3, 2019, by and among Centric Brands Inc., GSO Capital Opportunities Fund III LP, GSO CSF III Holdco LP, GSO Aiguille des Grand Montets Fund II LP, GSO Credit Alpha II Trading (Cayman) LP, GSO Harrington Credit Alpha Fund (Cayman) L.P., BTO Legend Holdings L.P. and Blackstone Family Tactical Opportunities Investment Partnership III (Cayman) – NQ – ESC L.P.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CENTRIC BRANDS INC.
Date: October 8, 2019	By:	/s/ Anurup Pruthi
Anurup Pruthi
Chief Financial Officer